EXHIBIT 10.9.4

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 24, 2018 between AIR WISCONSIN AIRLINES LLC (the “Borrower”) and HER MAJESTY IN RIGHT OF CANADA (the “Lender”) and amends that certain Credit Agreement dated as of January 25, 2018 between the Borrower and the Lender (the “Credit Agreement”).

WHEREAS, except as otherwise defined in this Amendment, the capitalized terms used herein shall have the meanings attributed thereto in the Credit Agreement; and

WHEREAS, in order to amend the Credit Agreement, the parties have agreed to execute this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.       Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended in the following manner:

(a)         The definition of “Business Day” is hereby deleted in its entirety and replaced with the following:

  ““Business Day”: any day, other than a Saturday or Sunday, on which commercial banks are open for business in New York, New York, Milwaukee, Wisconsin and Appleton, Wisconsin.”

(b)         A definition of “Disclosure Certificate” is hereby added as follows:

  ““Disclosure Certificate”: a certificate dated December 7, 2018, executed by Borrower and delivered to Lender, describing certain developments and contingencies applicable to Borrower.”

(c)         The definitions of “Deferral Security Agreement” and “Deferral Security Agreement Trustee” are hereby deleted in their entirety.

(d)         The definition of “Funding Dates” is hereby deleted in its entirety and replaced with the following:

  ““Funding Dates”: June 21, 2018, October 30, 2018, November 14, 2018, December 13, 2018 and April 30, 2019, which are the dates on which Lender shall fund the Loan under Section 2.01.”

(e)         The definition of “Loan Amount” is hereby deleted in its entirety and replaced with the following:

  ““Loan Amount”: a total of $20,953,595, consisting of $7,925,303 to be advanced on the June 21, 2018 Funding Date, $3,140,786 to be advanced on the October 30, 2018 Funding Date, $1,447,413 to be advanced on the November 14, 2018 Funding Date, $2,684,886 to be advanced on the December 13, 2018 Funding Date and $5,755,207 to be advanced on the April 30, 2019 Funding Date.”

(f)         The definition of “Materially Adverse Change” is hereby deleted in its entirety and replaced with the following:

  ““Materially Adverse Change”: the occurrence and continuation of one or more of the following events: (i) a material adverse change in the financial condition, financial results, business or operations of Borrower (as measured against Borrower’s status based on December 31, 2017 year-end audited financial statements) which could reasonably be expected to materially adversely affect its ability to perform its obligations under this Agreement, or (ii) Borrower, as debtor, shall have commenced or there shall be pending or there shall have been commenced against Borrower and be pending a case, proceeding or other action under applicable bankruptcy or insolvency laws or similar legislation.”

(g)         The definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following:

  ““Maturity Date”: April 30, 2020.”

(h)         The definition of “Principal Installment Amount” is hereby deleted in its entirety and replaced with the following:

  ““Principal Installment Amount”: $7,273,085 on the July 1, 2019 Principal Payment Date, $7,925,303 on the December 1, 2019 Principal Payment Date and $5,755,207 on the Maturity Date.”

(i)         The definition of “Principal Payment Date” is hereby deleted in its entirety and replaced with the following:

  ““Principal Payment Date”: each of July 1, 2019, December 1, 2019 and the Maturity Date; except that any Principal Payment Date that falls on a day which is not a Business Day shall instead occur on the following Business Day.”

Section 2.       Amendment to Section 3.01 of the Credit Agreement. The references to “11:00 a.m.” and “3:00 p.m.” in Section 3.01 of the Credit Agreement are hereby deleted and replaced with references to “1:00 p.m.” and “5:00 p.m.”, respectively.

Section 3.       Amendment to Section 4.05 of the Credit Agreement. The text of Section 4.05 of the Credit Agreement is hereby deleted and replaced with the following:

“(a) The audited balance sheet as of December 31, 2017, for Borrower and its consolidated subsidiaries, and the related results of operations for the year then ended, have been prepared in accordance with GAAP and fairly present, in all material respects, Borrower’s financial condition as of such date and results of operations for such period, and (b) except to the extent (if any) described in the Disclosure Certificate, since December 31, 2017, there has been no Materially Adverse Change.”

Section 4.       Amendment to Section 8.02 of the Credit Agreement. Section 8.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 8.02 Notices. All communications and notices provided for under this Agreement shall be in writing (including telecopies and emails), shall be in English, shall be effective on delivery, and shall be addressed as follows (or to such other address as any such party shall designate by notice to each other such party):

if to Borrower:

Air Wisconsin Airlines LLC

W6390 Challenger Drive, Suite 203

Appleton, WI 54915-9120

Attn: President and Chief Executive Officer

Fax: (920) 749-4158

Email: christine.deister@airwis.com

with a copy to the same address,

Attn: Chief Accounting Officer and Treasurer

Email: gregg.garvey@airwis.com

if to Lender:

Her Majesty in Right of Canada

c/o Export Development Canada

150 Slater Street

Ottawa, Ontario

Canada K1A 1K3

Attn: Loans Services & Asset Management - Transportation

Fax: (613) 598-2514 and (613) 598-3186

Email: ls-aerospace@edc.ca

Wherever “notice”, “notify”, or similar variations are used in this Agreement, the Mortgage, or the Notes, they mean the provision of a notice in accordance with this Section 8.02.”

Section 5.       Amendment to Section 8.14 of the Credit Agreement. The last sentence of Section 8.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Such Security Agreement and Subordination Acknowledgment also acknowledges the subordination of the 2017 Security Agreement security interest in favor of the 2017 Security Agreement Trustee in the Collateral (as defined in the 2017 Security Agreement) to the security interest of the Security Trustee.”

Section 6.       Amendment to Exhibit A of the Credit Agreement. Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

Section 7.       Ratification. Except as amended hereby, the Credit Agreement continues and shall remain in full force and effect in all respects and each of the parties hereby confirms and ratifies its obligations thereunder. From and after the date hereof, each and every reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” or similar words and phrases referring to the Credit Agreement or any word or phrase referring to a section or provision of the Credit Agreement is deemed for all purposes to be a reference to the Credit Agreement or such section or provision as amended pursuant to this Amendment.

Section 8.       Counterparts. This Amendment may be signed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

Section 9.       Governing Law. This Amendment shall in all respects be governed by and construed in accordance with the laws of the state of New York, including all matters of construction, validity and performance.

*    *    *

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

AIR WISCONSIN AIRLINES LLC,
as Borrower

By: /s/ C. R. Deister
Name: Christine R. Deister
Title: President and C.E.O.

HER MAJESTY IN RIGHT OF
CANADA, as Lender

By: /s/ Sean Mitchell
Name: Sean Mitchell
Title: Principal Special Risks

By: /s/ Brian Craig
Name: Brian Craig
Title: Sr. Special Risks Manager

EXHIBIT A

DESIGNATED LEASES

FAA REGISTRATION	MSN	DATE OF LEASE	OWNER TRUSTEE	ORIGINAL EQUITY PARTICIPANT
N408AW	7568	December 21, 2001	U.S. Bank National	Fleet National Bank
			Association
N411ZW	7569	December 21, 2001	U.S. Bank National	Fleet National Bank
			Association
N412AW	7582	December 21, 2001	U.S. Bank National	Fleet National Bank
			Association
N413AW	7585	December 21, 2001	U.S. Bank National	Fleet National Bank
			Association
N414ZW	7586	December 21, 2001	U.S. Bank National	Fleet National Bank
			Association
N415AW	7593	December 21, 2001	U.S. Bank National	Fleet National Bank
			Association
N419AW	7633	April 12, 2002	U.S. Bank National	ICX Corporation
			Association
N420AW	7640	October 30, 2002	U.S. Bank National	NCC Solar Company
			Association
N423AW	7636	October 30, 2002	U.S. Bank National	NCC Solar Company
			Association
N424AW	7656	October 30, 2002	U.S. Bank National	NCC Solar Company
			Association
N425AW	7663	October 30, 2002	U.S. Bank National	NCC Solar Company
			Association
N426AW	7669	November 14, 2002	U.S. Bank National	NCC Solar Company
			Association
N427ZW	7685	November 14, 2002	U.S. Bank National	NCC Solar Company
			Association
N428AW	7695	December 13, 2002	U.S. Bank National	NCC Solar Company
			Association
N429AW	7711	December 13, 2002	U.S. Bank National	NCC Solar Company
			Association
N430AW	7719	December 5, 2002	U.S. Bank National	NCC Solar Company
			Association
N435AW	7724	December 13, 2002	U.S. Bank National	NCC Solar Company
			Association

Exhibit A